UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2019

TRIUMPH BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12700 Park Central Drive, Suite 1700 Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 365-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market

Item 1.01	Entry into a Material Definitive Agreement

On November 27, 2019, Triumph Bancorp, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $39,500,000 aggregate principal amount of its 4.875% Fixed-to-Floating Rate Subordinated Notes due 2029 (the “Notes”). The Offering was completed pursuant to the Company’s registration statement on Form S-3 (File No. 333-223411) (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2018, as supplemented by the prospectus supplement dated November 21, 2019 and filed with the SEC on November 22, 2019 (the “Prospectus Supplement”).

In connection with the Offering, the Company entered into an Underwriting Agreement, dated November 21, 2019 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. The Notes were sold at an underwriting discount of 1.50%, resulting in net proceeds of approximately $38,907,500 before deducting expenses of the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include repurchasing Company securities (including Company common stock), extending credit to, or funding investments in, the Company’s subsidiaries and repaying, reducing or refinancing indebtedness. The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued under the Indenture, dated as of September 30, 2016 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of November 27, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The Notes have an initial annual fixed interest rate of 4.875%, payable semi-annually. Commencing November 27, 2024, the interest rate on the Notes resets quarterly to an annual floating interest rate equal to the then-current three-month LIBOR plus 333 basis points (subject to certain provisions set forth under “Description of the Notes—Interest” included in the Prospectus Supplement), payable quarterly in arrears. The Notes will mature on November 27, 2029.

The underwriter and its affiliates have engaged, or may in the future engage, in investment banking transactions and other commercial dealings in the ordinary course of business with the Company or its affiliates. The underwriter has received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of its business activities, the underwriter and its affiliates may make or hold a broad array of investments and actively trade indebtedness and equity securities (or related derivative securities) and financial instruments (including bank loans) for its own accounts and for the accounts of its customers. Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates. The underwriter and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The foregoing descriptions of the Underwriting Agreement and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Second Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated November 21, 2019, between Triumph Bancorp, Inc. and Keefe, Bruyette & Woods, Inc.

4.1

Indenture, dated as of September 30, 2016, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Triumph Bancorp, Inc.’s Current Report on Form 8-K filed on September 30, 2016).

4.2	Second Supplemental Indenture, dated as of November 27, 2019, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 4.875% Fixed-to-Floating Rate Subordinated Notes due 2029 (included as Exhibit A in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Adam D. Nelson, Executive Vice President and General Counsel of the Company.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Adam D. Nelson, Executive Vice President and General Counsel of the Company (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Exhibit Index

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated November 21, 2019, between Triumph Bancorp, Inc. and Keefe, Bruyette & Woods, Inc.

4.1

Indenture, dated as of September 30, 2016, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Triumph Bancorp, Inc.’s Current Report on Form 8-K filed on September 30, 2016).

4.2	Second Supplemental Indenture, dated as of November 27, 2019, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 4.875% Fixed-to-Floating Rate Subordinated Notes due 2029 (included as Exhibit A in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Adam D. Nelson, Executive Vice President and General Counsel.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Adam D. Nelson, Executive Vice President and General Counsel of the Company (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triumph Bancorp, Inc.

Date: November 27, 2019	By:	/s/ Adam D. Nelson
Adam D. Nelson
Executive Vice President and General Counsel